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                                                                    Exhibit 10.9

                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made this 1 day of October, 1998, by and between REALM PRODUCTION & ENTERTAINMENT, INC., hereinafter referred to as, "PURCHASER" and NORMAN TITCOMB and BRT VIDEO, INC., hereinafter referred to as, "SELLER" and "CORPORATION", respectively.

                                   WITNESSETH:

         WHEREAS, Seller is the owner of Five Thousand (5,000) shares of the outstanding stock of that certain Florida Corporation known as, BRT VIDEO, INC., hereinafter referred to as, "CORPORATION", and;

         WHEREAS, SELLER is willing to sell and PURCHASER is willing to purchase EIGHTY PERCENT (80%) of the outstanding shares or a total of FOUR THOUSAND SHARES (4,000) of the stock of the CORPORATION in exchange for FIFTY THOUSAND (50,000) SHARES of the stock in REALM, a publicly traded corporation,

         NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the mutual promises herein contained and other good and valuable consideration, the parties hereto agree as follows:

         1. Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, for the sum of FIFTY Thousand shares in REALM, Eight Hundred (800) Shares of the stock of BRT VIDEO, INC., said exchange of stock to be consummated at closing.

         2. REALM shall transfer evidence of FIFTY THOUSAND (50,000) shares of stock to NORMAN TITCOMB simultaneously with the issuance of a stock certificate for FOUR THOUSAND (4,000) shares of stock in BRT VIDEO, INC. to purchaser.

         3. The Corporation or Seller, at the request of Purchaser, shall execute and deliver to Purchaser all such further assignments, endorsements, and other documents as Purchaser may reasonably request in order to perfect the sale of said stock to Purchaser.

         4. The Corporation and Seller represent and warrant as follows:

                  A. That the business being purchased herein is operated in accordance with the Laws of the State of Florida; and that all rules and regulations pertaining to the business assets, have been complied with.

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                  B. The corporation has a total of Five Thousand (5,000)
authorized capital stock, of which Five Thousand (5,000) are issued and outstanding, the ownership of which is as follows:

                  NORMAN TITCOMB -- 5,000 Shares

                  C. That the CORPORATION is a Florida Corporation, active and in good standing through and including the date hereof.

                  D. That Seller has good title to the stock as described herein, free and clear of all encumbrances, liens and claims whatsoever, with full right and authority to sell and deliver the same pursuant to the terms of this Agreement, and upon delivery and payment for the stock, as herein provided, Purchaser and/or his assigns, will receive good and marketable title to the stock, free and clear of all liens and claims whatsoever.

                  E. The warranties and representations as set out herein, shall survive the closing.

         5. Both REALM PRODUCTION & ENTERTAINMENT, INC. and BRT VIDEO, INC. acknowledge the only fees specifically related to this transaction are as follows:

                  A. JACK DRURY $15,000 and 1,500 Restricted Common Shares of REALM.

                  B. MIKE GREENE 2,000 Restricted Common Shares of REALM.

                  C. JOHN W. CASE, 1,000 Restricted Common Shares of REALM.

         6. It is agreed between the parties that this Agreement may be altered or modified only by an Agreement in writing, signed by all parties.

         7. This Agreement shall be binding and shall inure to the benefit of the parties and their equal representatives, successors and assigns.

         8. This Agreement may only be consigned with the prior written consent of both parties; such consent not to be unreasonably withheld and shall be binding upon any and all such Assignees.

         PLEASE NOTE: ALL STOCK ISSUED BY REALM, INCLUDING THE 50,000 COMMON SHARES ISSUED TO NORMAN TITCOMB, HAS A RESTRICTIVE LEGEND AS FOLLOWS AND CANNOT BE SOLD, TRANSFERRED OR HYPOTHECATED UNTIL MARCH 31, 2001:

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         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SAID SHARES CANNOT BE SOLD, TRANSFERRED, DISPOSED OF, PLEDGED OR HYPOTHECATED IN ANY MANNER WHATSOEVER UNLESS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR, IF IN THE OPINION OF COMPANY COUNSEL, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS, IN FACT, APPLICABLE TO SAID SHARES."

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

WITNESSES:

/s/                                      /s/
-------------------------------          ---------------------------------------
                                         REALM PRODUCTION & ENTERTAINMENT, INC.,
                                         Purchaser

/s/
-------------------------------
As to Purchaser

/s/                                      /s/ NORMAN TITCOMB
-------------------------------          ---------------------------------------
                                         NORMAN TITCOMB, Seller

/s/
-------------------------------
As to Seller

/s/                                      BRT VIDEO, INC.
-------------------------------          a Florida Corporation


/s/                                      By: /s/ NORMAN TITCOMB
-------------------------------             ------------------------------------
As to Corporation                           Norman Titcomb, President


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                       REALM PRODUCTION AND ENTERTAINMENT

March 4, 1999

James Purpuro
BRT Video, Inc.
4950 W. Prospect Road
Fort Lauderdale, Florida 33309

RE:      Potential Conversion of BRT shares to REALM shares

Dear James,

Realm Production & Entertainment, Inc. is offering an exchange of common shares to all BRT Video, Inc. shareholders. Pursuant to the Stock Purchase Agreement between REALM PRODUCTION & ENTERTAINMENT, INC. (REALM) and BRT VIDEO, INC.
(BRT), dated October 1, 1998, the original purchase of 80% of the outstanding BRT shares in exchange for 50,000 shares of REALM, represents 625 shares of REALM for each percentage point of BRT equity. REALM's conversion offering, as stated herein, proposes 125% of the original 625 shares of REALM for each percentage point of BRT equity; i.e. 781.25 shares(1) of REALM for each percentage point of BRT equity.

Your current BRT equity of 7.5% and the proposed conversion is calculated as follows:

50,000 shares of REALM for 80% of BRT = 625 shares of REALM per BRT equity point.

125% of 625 shares = 718.25 shares(1) of REALM per BRT equity point.

7.5 BRT equity points (7.5%) x 781.25 shares(1) of REALM = 5,859 shares(1) of REALM.

Time is of the essence. If you wish to convert your current BRT shares to REALM shares(1), please execute this document where indicated and return to REALM no later than Noon, March 12, 1999.

NOTE:(1) All stock issued by REALM, including 5,859 Common Shares issued herein, has a restrictive legend as follows and cannot be sold, transferred or hypothecated until March 31, 2001:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and said shares cannot be sold, transferred, disposed of, pledged or hypothecated in any manner whatsoever unless registered with the Security and Exchange

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         Commission, or, if in the opinion of Company Counsel, an exemption from the registration requirements is, in fact, applicable to said shares."

Sincerely,
/s/ Steven Adelstein
--------------------
Steven Adelstein
President
Realm Production & Entertainment, Inc.
                                                    AGREED TO AND ACCEPTED BY:

cc: Norman Titcomb                                  /s/ James Purpuro
    Realm Members of the Board of Directors         ----------------------
                                                    James Purpuro 3-11-99


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